UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7177

Name of Fund:  Merrill Lynch Mid Cap Value Fund of The Asset
               Program, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Mid Cap Value Fund, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/04

Date of reporting period: 02/01/03 - 07/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Mid Cap Value Fund


Semi-Annual Report
July 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Mid Cap Value Fund,
A Series of The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch Mid Cap Value Fund



Portfolio Information As of July 31, 2003



                                        Percent of
Ten Largest Equity Holdings             Net Assets

Northrop Grumman Corporation                2.5%
Convergys Corporation                       2.5
Tech Data Corporation                       2.3
Protective Life Corporation                 2.1
Parametric Technology Corporation           2.1
Raytheon Company                            2.0
CNF Transportation Inc.                     2.0
McKesson HBOC, Inc.                         2.0
Cendant Corporation                         2.0
Banknorth Group, Inc.                       1.9



                                        Percent of
Five Largest Industries*                Net Assets

Diversified Financial Services              8.6%
IT Services                                 5.3
Aerospace & Defense                         4.5
Commercial Banks                            4.3
Health Care Providers & Services            4.3


*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



A Letter From the President


Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After three agonizing years for equity markets, we finally saw hopeful signs for a sustained economic recovery and an accompanying market upturn.

The most significant development through July 31 was the conclusion of all-out war in Iraq. As combat gave way to restructuring, oil prices dropped. At the same time, credit spreads tightened and the spring brought some of the most promising months for equities since last October. Many companies began to show improving earnings, and consumer confidence strengthened. Although oil prices have since returned to higher levels, economic recovery remains a high priority for the President, Congress and the Federal Reserve Board--all of whom have taken steps aimed at reviving the economy and drawing investors back to the markets.

The events and efforts of the past several months appear to have made an impression on investors and the markets. While both the S&P 500 Index and Nasdaq were in negative territory for the six-month period ended January 31, 2003, both indexes rebounded dramatically over the six months that followed. From January 31, 2003 to July 31, 2003, the S&P 500 Index and Nasdaq returned +16.79% and +31.35%, respectively.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



A Discussion With Your Fund's Portfolio Manager

We believe there were essentially two components needed during this six-month period to perform well: smaller companies and higher-beta stocks. Merrill Lynch Mid Cap Value Fund had both, and this contributed to its outperformance.


How did the Fund perform during the period, relative to its benchmark and its mutual fund peer group?

For the six-month period ended July 31, 2003, Merrill Lynch Mid Cap Value Fund's Class A, Class B, Class C and Class I Shares had total returns of +22.21%, +21.76%, +21.72% and +22.37%, respectively. The
Fund outperformed the +19.91% return of the unmanaged benchmark S&P MidCap 400 Index and the +20.97% average return of the Lipper Mid Cap Value Funds for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.)


What were the major economic and market developments that affected the Fund during the period?

Importantly, economic growth accelerated during the period. Several economic statistics supported this. Retail sales improved, durable goods orders increased, and gross domestic product advanced. The stronger the recovery, the better it usually is for small- and mid-cap stocks. During the six-month period investors favored smaller companies because they are more economically sensitive. Small- and mid-cap stocks historically have performed well in an economic recovery. As economic conditions improved during the period, small- and mid-cap stocks performed favorably. The unmanaged Russell 3000 Index returned +18.18% for the six-month period, while the unmanaged Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000, returned to +28.82%. Investors also gravitated to more speculative areas of the market, including technology, biotechnology, and Internet stocks. Earlier this year, we had exposure to these areas because the stocks then ranked favorably on our evaluation criteria, and the Fund benefited from holdings in higher-beta issues during the six-month period.


What were the primary reasons for the Fund's outperformance during the period?

Stock selection in the technology, financial services and consumer discretionary sectors contributed favorably to performance during the period. Our holdings in information technology were particularly strong, with the Fund's technology investments up more than 40% during the period, compared to the benchmark's technology stocks, which returned about 28%.

The leading contributor to Fund performance during the period was our investment in Cendant Corporation, a provider of travel and leisure services, largely over the Internet. Travel-related stocks performed well in the six-month period, and the Fund's holdings in this area provided favorable returns. Cendant's mortgage business also benefited from the low interest rate environment, and its operations in the rental car business improved. Knight Trading Group, Inc., a market maker in NASDAQ and over-the-counter securities, was the second-leading performer for the Fund. Its business benefited as investors started to return to the stock market. With new management in place, Knight's revenue growth was greater than anticipated and earnings exceeded expectations. Symbol Technologies, a provider of mobile technology solutions, also contributed significantly to Fund performance. We recently eliminated the portfolio's position in Symbol based on management departures and concerns about the outlook for the remainder of the year.

Health care stocks performed well during the period, therefore the Fund's underweight position in the sector detracted from performance somewhat. Our portfolio exposure to health care averaged about 11% compared to 13% for the benchmark. The Fund's cash position also hindered results in a sharply rising equity environment. The Fund held an average of about 5% in cash for the period.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



What changes did you make to the portfolio during the period?

We reduced the Fund's exposure to information technology stocks, because we believe current prices already reflect a significant improvement in end-market demand. When stocks exceed our price objectives, we generally trim them and deploy the cash into areas where we believe there is greater upside opportunity. We adjusted the Fund's technology exposure away from software holdings and toward a more balanced mix of hardware stocks, technology distributors and computer services companies. Tech Data Corporation, a full-line distributor of technology products, became the portfolio's largest technology position. On balance, however, the portfolio's technology exposure was reduced from the levels maintained at the beginning of the period.

Proceeds from the sale of technology stocks were primarily invested in the consumer discretionary sector. We believe the current low interest rate environment, coupled with President Bush's tax stimulus, should help sustain consumer spending. In keeping with this view, we added to several consumer discretionary positions, including Federated Department Stores, Inc., The Limited, Inc., American Eagle Outfitters, Inc. and J.C. Penney Company, Inc. New positions included Abercrombie & Fitch Co., a retailer of teen apparel, and Darden Restaurants, Inc., an owner and operator of casual dining restaurants.

We made a number of changes to the portfolio's health care holdings. We moved the Fund's positioning away from biotechnology stocks that worked so well during the first half, and transitioned into other health care names where we believe there are more visible earnings prospects. We added to the Fund's position in medical device company C.R. Bard, Inc., and initiated a position in King Pharmaceuticals, Inc. We also added to health care distributor McKesson HBOC, Inc., which performed well during the period and presently represents one of the Fund's ten largest positions.

In general, the most important portfolio change has been a move away from higher-beta names toward a more balanced and defensive stance. While the equity market rally in the first half of the year was focused on high-beta companies that have yet to show a profit, we believe further market gains are likely to include established companies with more predictable earnings. We maintain a favorable view of the market, but anticipate greater breadth and less emphasis on small, speculative stocks. Accordingly, we have moved the Fund "up-cap" to take advantage of this anticipated shift in investor sentiment.


How would you characterize the portfolio's position at the close of the period?

We believe Merrill Lynch Mid Cap Value Fund is well balanced between early-stage and more-established companies. At the start of the Fund's fiscal year, we were significantly overweight in technology and some of the higher-beta stocks. We have since reined in these exposures and the Fund's current position is more neutral relative to the S&P MidCap 400 Index. We believe further gains in the market are likely to encompass larger-cap companies and those areas that have lagged on a year-to-date basis.



R. Elise Baum
Vice President and Portfolio Manager



August 27, 2003



Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Performance Data (continued)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 7/31/03                    +16.80%        +10.66%
Five Years Ended 7/31/03                  + 7.06         + 5.91
Inception (2/01/95) through 7/31/03       +11.59         +10.88

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 7/31/03                    +15.83%        +11.83%
Five Years Ended 7/31/03                  + 6.17         + 5.85
Inception (2/01/95) through 7/31/03       +10.66         +10.66

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 7/31/03                    +15.87%        +14.87%
Five Years Ended 7/31/03                  + 6.15         + 6.15
Inception (2/01/95) through 7/31/03       +10.64         +10.64

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 7/31/03                    +17.17%        +11.02%
Five Years Ended 7/31/03                  + 7.33         + 6.18
Inception (2/01/95) through 7/31/03       +11.86         +11.15

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Aggregate Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (2/04/03) through 7/31/03                      +23.54%



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Performance Data (concluded)

Recent Performance Results

                                              6-Month          12-Month       Since Inception
As of July 31, 2003                         Total Return     Total Return       Total Return
ML Mid Cap Value Fund--Class A Shares*         +22.21%          +16.80%           +153.75%
ML Mid Cap Value Fund--Class B Shares*         +21.76           +15.83            +136.36
ML Mid Cap Value Fund--Class C Shares*         +21.72           +15.87            +136.02
ML Mid Cap Value Fund--Class I Shares*         +22.37           +17.17            +159.05
ML Mid Cap Value Fund--Class R Shares*           --               --              + 23.54
S&P MidCap 400 Index**                         +19.91           +13.85         +223.09/+21.09

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception periods are from 2/01/95 for Class A, Class
B, Class C & Class I Shares and from 2/04/03 for Class R Shares.
**This widely recognized, unmanaged Index measures the performance of the mid-size company segment of the U.S. market. Since inception total returns are from 2/01/95 and from 2/04/03, respectively.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Schedule of Investments

NORTH                                                                                               Value        Percent of
AMERICA         Industry*          Shares Held   Common Stocks                                (in U.S. dollars)  Net Assets
Canada          Auto Components         28,500   Magna International, Inc. (Class A)               $     2,168,280     0.7%

                                                 Total Common Stocks in Canada                           2,168,280     0.7


United States   Aerospace & Defense     85,900   Northrop Grumman Corporation                            7,923,416     2.5
                                       209,500   Raytheon Company                                        6,431,650     2.0
                                                                                                   ---------------   ------
                                                                                                        14,355,066     4.5

                Air Freight &          228,200   CNF Transportation Inc.                                 6,355,370     2.0
                Logistics

                Beverages              181,300   Coca-Cola Enterprises Inc.                              3,091,165     1.0
                                        46,200   The Pepsi Bottling Group, Inc.                          1,015,476     0.3
                                                                                                   ---------------   ------
                                                                                                         4,106,641     1.3

                Biotechnology           98,100   ++Applera Corporation--Celera Genomics Group              986,886     0.3
                                        39,500   ++IDEC Pharmaceuticals Corporation                      1,336,680     0.4
                                       138,800   ++Maxygen Inc.                                          2,030,644     0.6
                                        60,900   ++Medarex, Inc.                                           338,604     0.1
                                        72,298   ++Millennium Pharmaceuticals, Inc.                        908,063     0.3
                                        64,000   ++Vertex Pharmaceuticals Incorporated                     927,360     0.3
                                                                                                   ---------------   ------
                                                                                                         6,528,237     2.0

                Building Products      108,900   Masco Corporation                                       2,653,893     0.8

                Capital Markets        226,000   Janus Capital Group Inc.                                3,955,000     1.2
                                       631,100   ++Knight Trading Group, Inc.                            5,578,924     1.8
                                                                                                   ---------------   ------
                                                                                                         9,533,924     3.0

                Commercial Banks       225,400   Banknorth Group, Inc.                                   6,221,040     1.9
                                        34,304   Charter One Financial, Inc.                             1,115,566     0.3
                                        83,800   Compass Bancshares, Inc.                                2,831,602     0.9
                                       130,075   First Midwest Bancorp, Inc.                             3,894,445     1.2
                                                                                                   ---------------   ------
                                                                                                        14,062,653     4.3

                Commercial Services    346,900   ++Cendant Corporation                                   6,226,855     2.0
                & Supplies             171,300   ++Valassis Communications, Inc.                         4,849,503     1.5
                                                                                                   ---------------   ------
                                                                                                        11,076,358     3.5

                Computers &              1,700   ++NETGEAR, Inc.                                            30,041     0.0
                Peripherals

                Construction &          46,600   Fluor Corporation                                       1,660,358     0.5
                Engineering

                Construction           111,300   Martin Marietta Materials, Inc.                         4,262,790     1.3
                Materials

                Containers &           246,700   ++Smurfit-Stone Container Corporation                   3,693,099     1.2
                Packaging

                Diversified             37,400   DIAMONDS Trust, Series I (d)                            3,455,386     1.1
                Financial Services     229,800   Financial Select Sector SPDR Fund (h)                   5,887,476     1.8
                                        94,300   ++Nasdaq-100 Shares (g)                                 2,995,911     0.9
                                        29,200   Oil Service HOLDRs Trust (c)                            1,626,440     0.5
                                        58,700   S&P 500 Depositary Receipts (e)                         5,830,084     1.8
                                        65,200   S&P Mid-Cap 400 Depositary Receipts (b)                 5,923,420     1.9
                                       100,100   Technology Select Sector SPDR (f)                       1,760,759     0.6
                                                                                                   ---------------   ------
                                                                                                        27,479,476     8.6

                Electric Utilities      95,200   Cinergy Corp.                                           3,238,704     1.0



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Schedule of Investments (continued)

NORTH AMERICA                                                                                       Value        Percent of
(continued)     Industry*          Shares Held   Common Stocks                                (in U.S. dollars)  Net Assets
United States   Electronic Equipment     1,700   ++Digital Theater Systems Inc.                    $        35,700     0.0%
(continued)     & Instruments          230,800   ++Tech Data Corporation                                 7,224,040     2.3
                                                                                                   ---------------   ------
                                                                                                         7,259,740     2.3

                Energy Equipment        47,000   ++BJ Services Company                                   1,609,750     0.5
                & Service              144,900   Diamond Offshore Drilling, Inc.                         2,819,754     0.9
                                       163,600   Halliburton Company                                     3,627,012     1.1
                                                                                                   ---------------   ------
                                                                                                         8,056,516     2.5

                Food Products          351,595   Archer-Daniels-Midland Company                          4,619,958     1.4
                                       439,900   ++Del Monte Foods Company                               3,849,125     1.2
                                       234,100   ++Smithfield Foods, Inc.                                4,986,330     1.6
                                                                                                   ---------------   ------
                                                                                                        13,455,413     4.2

                Health Care             50,900   Bausch & Lomb Incorporated                              2,151,543     0.7
                Equipment & Supplies   136,800   Becton, Dickinson and Company                           5,010,984     1.6
                                        58,200   C.R. Bard, Inc.                                         3,990,192     1.2
                                                                                                   ---------------   ------
                                                                                                        11,152,719     3.5

                Health Care            197,000   McKesson HBOC, Inc.                                     6,355,220     2.0
                Providers & Services     9,500   ++Molina Healthcare Inc.                                  225,150     0.1
                                       167,100   ++Quintiles Transnational Corp.                         2,297,625     0.7
                                       397,300   ++WebMD Corporation                                     4,799,384     1.5
                                                                                                   ---------------   ------
                                                                                                        13,677,379     4.3

                Hotels, Restaurants    169,900   Darden Restaurants, Inc.                                3,178,829     1.0
                & Leisure               70,100   ++MGM Mirage Inc.                                       2,404,430     0.7
                                        69,100   Outback Steakhouse, Inc.                                2,580,885     0.8
                                        53,300   ++YUM! Brands, Inc.                                     1,595,269     0.5
                                                                                                   ---------------   ------
                                                                                                         9,759,413     3.0

                Household Durables      49,400   Clayton Homes, Inc.                                       616,018     0.2

                IT Services            101,600   ++Computer Sciences Corporation                         4,121,912     1.3
                                       469,100   ++Convergys Corporation                                 7,913,717     2.5
                                       188,000   ++Sungard Data Systems Inc.                             4,933,120     1.5
                                                                                                   ---------------   ------
                                                                                                        16,968,749     5.3

                Insurance              133,100   ACE Limited                                             4,390,969     1.4
                                       235,400   Protective Life Corporation                             6,859,556     2.1
                                                                                                   ---------------   ------
                                                                                                        11,250,525     3.5

                Internet Software &    338,500   ++EarthLink, Inc.                                       2,589,525     0.8
                Services                 2,600   ++iPass Inc.                                               47,320     0.0
                                     2,374,800   ++Vignette Corporation                                  5,034,576     1.6
                                                                                                   ---------------   ------
                                                                                                         7,671,421     2.4

                Machinery               46,800   Eaton Corporation                                       3,939,156     1.3
                                        54,000   ITT Industries, Inc.                                    3,601,800     1.1
                                                                                                   ---------------   ------
                                                                                                         7,540,956     2.4

                Media                   44,800   Harte-Hanks, Inc.                                         860,608     0.3
                                        58,700   Knight Ridder, Inc.                                     4,028,581     1.2
                                       581,900   ++Paxson Communications Corporation                     2,892,043     0.9
                                       274,000   The Reader's Digest Association, Inc. (Class A)         3,556,520     1.1
                                                                                                   ---------------   ------
                                                                                                        11,337,752     3.5



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Schedule of Investments (continued)

NORTH AMERICA                                                                                       Value        Percent of
(concluded)     Industry*          Shares Held   Common Stocks                                (in U.S. dollars)  Net Assets
United States   Multiline Retail        30,200   ++Dollar Tree Stores, Inc.                        $     1,107,736     0.3%
(concluded)                            152,900   Federated Department Stores, Inc.                       6,117,529     1.9
                                       307,800   J.C. Penney Company, Inc.                               5,718,924     1.8
                                                                                                   ---------------   ------
                                                                                                        12,944,189     4.0

                Oil & Gas               86,400   Noble Energy, Inc.                                      3,153,600     1.0
                                        77,100   Sunoco, Inc.                                            2,852,700     0.9
                                       115,700   Unocal Corporation                                      3,388,853     1.0
                                                                                                   ---------------   ------
                                                                                                         9,395,153     2.9

                Pharmaceuticals        170,300   ++King Pharmaceuticals, Inc.                            2,564,718     0.8
                                        77,600   Medicis Pharmaceutical (Class A)                        4,531,840     1.4
                                                                                                   ---------------   ------
                                                                                                         7,096,558     2.2

                Real Estate             73,100   ++Corrections Corporation of America                    1,803,377     0.6

                Road & Rail             93,100   CSX Corporation                                         2,914,030     0.9

                Semiconductors &       180,200   ++Applied Micro Circuits Corporation                    1,032,546     0.3
                Semiconductor
                Equipment

                Software               274,000   ++Compuware Corporation                                 1,411,100     0.5
                                         6,800   ++InterVideo Inc.                                         138,584     0.0
                                     2,100,400   ++Parametric Technology Corporation                     6,700,276     2.1
                                       554,700   ++TIBCO Software Inc.                                   2,978,739     0.9
                                                                                                   ---------------   ------
                                                                                                        11,228,699     3.5

                Specialty Retail       203,000   ++American Eagle Outfitters, Inc.                       4,498,480     1.4
                                        39,500   CDW Corporation                                         1,891,260     0.6
                                       309,380   The Limited, Inc.                                       5,169,740     1.6
                                        77,600   ++Linens 'n Things, Inc.                                2,075,800     0.7
                                                                                                   ---------------   ------
                                                                                                        13,635,280     4.3

                Textiles, Apparel &     55,500   ++Abercrombie & Fitch Co. (Class A)                     1,780,995     0.6
                Luxury Goods

                Thrifts & Mortgage     307,800   Sovereign Bancorp, Inc.                                 5,521,932     1.7
                Finance

                                                 Total Common Stocks in the United States              295,135,970    92.1


                                                 Total Common Stocks in North America                  297,304,250    92.8



WESTERN EUROPE

Switzerland     Biotechnology           90,100   Serono SA (ADR)(a)                                      1,463,224     0.5

                                                 Total Common Stocks in Switzerland                      1,463,224     0.5


United Kingdom  Pharmaceuticals        103,100   ++Shire Pharmaceuticals Group PLC (ADR)(a)              2,415,633     0.7

                                                 Total Common Stocks in the United Kingdom               2,415,633     0.7

                                                 Total Common Stocks in Western Europe                   3,878,857     1.2

                                                 Total Common Stocks (Cost--$279,897,857)              301,183,107    94.0



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Schedule of Investments (concluded)

                          Beneficial Interest/                                                      Value        Percent of
                                   Shares Held   Short-Term Securities                        (in U.S. dollars)  Net Assets

                                   $24,143,048   Merrill Lynch Liquidity Series, LLC Cash Sweep    $    24,143,048     7.5%
                                                 Series I (I)
                                   $45,985,380   Merrill Lynch Liquidity Series, LLC Money              45,985,380    14.3
                                                 Market Series (i)(j)
                                    30,656,920   Merrill Lynch Premier Institutional Fund (i)(j)        30,656,920     9.6

                                                 Total Short-Term Securities
                                                 (Cost--$100,785,348)                                  100,785,348    31.4

                Total Investments (Cost--$380,683,205)                                                 401,968,455   125.4
                Liabilities in Excess of Other Assets                                                 (81,525,535)   (25.4)
                                                                                                   ---------------   ------
                Net Assets                                                                         $   320,442,920   100.0%
                                                                                                   ---------------   ------

++Non-income producing security.
*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)American Depositary Receipts (ADR).
(b)Represents ownership in MidCap SPDR Trust Series I, a registered unit investment trust. The investment objective of the MidCap SPDR
Trust Series I is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P MidCap 400 Index.
(c)Represents ownership in Oil Services HOLDRs Trust. The Oil
Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.
(d)Represents ownership in DIAMONDS Trust Series I. The DIAMONDS
Trust Series I holds shares of common stock issued by all 30 companies in the Dow Jones Industrial Average.
(e)Represents ownership in SPDR Trust Series I, a registered unit investment trust. The investment objective of the SPDR Trust Series
I is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P 500 Index.
(f)Represents ownership in Technology Select Sector SPDR Fund, registered in the United States. The investment objective of the Technology Select Sector SPDR Fund is to provide investment results that before expenses, corresponds to the performance of The
Technology Select Sector Index.
(g)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.
(h)Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector
Index.
(i)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Dividend/
                                         Net            Interest
Affiliate                              Activity          Income

Merrill Lynch Institutional Fund              --       $    466
Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $11,093,962       $122,044
Merrill Lynch Liquidity Series,
   LLC Money Market Series           $26,239,169       $ 11,757
Merrill Lynch Premier
   Institutional Fund                 14,500,930       $  7,315


(j)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Statement of Assets and Liabilities

As of July 31, 2003
Assets

                Investments, at value (including securities loaned of $74,345,942)
                (identified cost--$380,683,205)                                                             $   401,968,455
                Receivables:
                   Securities sold                                                        $     2,168,454
                   Capital shares sold                                                            538,637
                   Dividends                                                                      268,663
                   Interest                                                                        20,799
                   Securities lending--net                                                          4,030         3,000,583
                                                                                          ---------------
                Prepaid registration fees                                                                            38,792
                                                                                                            ---------------
                Total assets                                                                                    405,007,830
                                                                                                            ---------------

Liabilities

                Collateral on securities loaned, at value                                                        76,642,300
                Payables:
                   Securities purchased                                                         5,759,172
                   Custodian bank                                                                 928,218
                   Capital shares redeemed                                                        622,292
                   Investment adviser                                                             192,291
                   Other affiliates                                                               190,835
                   Distributor                                                                    157,938         7,850,746
                                                                                          ---------------
                Accrued expenses and other liabilities                                                               71,864
                                                                                                            ---------------
                Total liabilities                                                                                84,564,910
                                                                                                            ---------------

Net Assets

                Net assets                                                                                  $   320,442,920
                                                                                                            ===============

Net Assets Consist of

                Class A Shares of Capital Stock, $.10 par value, 40,000,000 shares
                authorized                                                                                  $       313,125
                Class B Shares of Capital Stock, $.10 par value, 40,000,000 shares
                authorized                                                                                          881,723
                Class C Shares of Capital Stock, $.10 par value, 40,000,000 shares
                authorized                                                                                          525,032
                Class I Shares of Capital Stock, $.10 par value, 20,000,000 shares
                authorized                                                                                          460,303
                Class R Shares of Capital Stock, $.10 par value, 40,000,000 shares
                authorized                                                                                               43
                Paid-in capital in excess of par                                                                334,576,760
                Accumulated investment loss--net                                          $   (1,204,691)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                   (36,394,625)
                Unrealized appreciation on investments--net                                    21,285,250
                                                                                          ---------------
                Total accumulated losses--net                                                                  (16,314,066)
                                                                                                            ---------------
                Net assets                                                                                  $   320,442,920
                                                                                                            ===============

Net Asset Value

                Class A--Based on net assets of $47,024,179 and 3,131,248 shares
                outstanding                                                                                 $         15.02
                                                                                                            ===============
                Class B--Based on net assets of $127,765,021 and 8,817,232 shares
                outstanding                                                                                 $         14.49
                                                                                                            ===============
                Class C--Based on net assets of $75,925,550 and 5,250,324 shares
                outstanding                                                                                 $         14.46
                                                                                                            ===============
                Class I--Based on net assets of $69,721,890 and 4,603,032 shares
                outstanding                                                                                 $         15.15
                                                                                                            ===============
                Class R--Based on net assets of $6,280.31 and 430.44 shares outstanding                     $         14.59
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Statement of Operations

For the Six Months Ended July 31, 2003
Investment Income

                Dividends (net of $3,152 foreign withholding tax)                                           $     1,343,815
                Interest                                                                                            122,046
                Securities lending--net                                                                              19,538
                                                                                                            ---------------
                Total income                                                                                      1,485,399
                                                                                                            ---------------

Expenses

                Investment advisory fees                                                  $       931,177
                Account maintenance and distribution fees--Class B                                585,029
                Account maintenance and distribution fees--Class C                                346,213
                Transfer agent fees--Class B                                                      232,674
                Transfer agent fees--Class C                                                      142,915
                Transfer agent fees--Class I                                                      106,344
                Accounting services                                                                75,079
                Transfer agent fees--Class A                                                       64,912
                Account maintenance fees--Class A                                                  47,778
                Printing and shareholder reports                                                   40,953
                Registration fees                                                                  40,844
                Custodian fees                                                                     25,898
                Professional fees                                                                  18,676
                Directors' fees and expenses                                                        9,726
                Pricing fees                                                                          417
                Other                                                                              21,455
                                                                                          ---------------
                Total expenses                                                                                    2,690,090
                                                                                                            ---------------
                Investment loss--net                                                                            (1,204,691)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

                Realized loss on investments--net                                                              (16,768,934)
                Change in unrealized appreciation/depreciation on investments--net                               75,680,753
                                                                                                            ---------------
                Total realized and unrealized gain on investments--net                                           58,911,819
                                                                                                            ---------------
                Net Increase in Net Assets Resulting from Operations                                        $    57,707,128
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Statements of Changes in Net Assets
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                               July 31,         January 31,
Increase (Decrease) in Net Assets:                                                               2003               2003
Operations

                Investment loss--net                                                      $   (1,204,691)   $   (2,493,996)
                Realized loss on investments and foreign currency transactions--net          (16,768,934)      (14,560,767)
                Change in unrealized appreciation/depreciation on investments--net             75,680,753      (91,293,370)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets resulting from operations                57,707,128     (108,348,133)
                                                                                          ---------------   ---------------

Distributions to Shareholders

                Realized gain on investments--net:
                   Class A                                                                             --         (832,980)
                   Class B                                                                             --       (3,274,325)
                   Class C                                                                             --       (1,874,541)
                   Class I                                                                             --       (1,392,154)
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from distributions to shareholders                --       (7,374,000)
                                                                                          ---------------   ---------------

Capital Share Transactions

                Net increase (decrease) in net assets derived from capital share
                transactions                                                                 (10,874,666)        37,995,068
                                                                                          ---------------   ---------------

Net Assets

                Total increase (decrease) in net assets                                        46,832,462      (77,727,065)
                Beginning of period                                                           273,610,458       351,337,523
                                                                                          ---------------   ---------------
                End of period*                                                            $   320,442,920   $   273,610,458
                                                                                          ===============   ===============
                   *Accumulated investment loss--net                                      $   (1,204,691)                --
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Financial Highlights
                                                                                    Class A+++++

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                               July 31,           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

                Net asset value, beginning of period          $   12.29    $   17.04    $   16.14    $   14.05    $   14.13
                                                              ---------    ---------    ---------    ---------    ---------
                Investment income (loss)--net++                   (.02)        (.04)       --++++     --++++++          .11
                Realized and unrealized gain (loss)
                on investments andforeign currency
                transactions--net                                  2.75       (4.40)         1.60         4.27          .22
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   2.73       (4.44)         1.60         4.27          .33
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized gain
                on investments--net                                  --        (.31)        (.70)       (2.18)        (.41)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   15.02    $   12.29    $   17.04    $   16.14    $   14.05
                                                              =========    =========    =========    =========    =========


Total Investment Return**

                Based on net asset value per share            22.21%+++     (26.12%)       10.31%       33.66%        2.35%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets

                Expenses                                         1.40%*        1.37%        1.36%        1.78%        1.67%
                                                              =========    =========    =========    =========    =========
                Investment income (loss)--net                   (.36%)*       (.26%)       (.02%)         .02%         .73%
                                                              =========    =========    =========    =========    =========

Supplemental Data

                Net assets, end of period (in thousands)      $  47,024    $  31,504    $  36,225    $   7,757    $   5,913
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               41.81%       73.90%       98.94%      153.48%       52.89%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
++++++Amount is less than $.01 per share.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Financial Highlights (continued)
                                                                                      Class B

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                               July 31,           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

                Net asset value, beginning of period          $   11.90    $   16.64    $   15.86    $   13.72    $   13.92
                                                              ---------    ---------    ---------    ---------    ---------
                Investment loss--net++                            (.07)        (.15)        (.12)        (.11)        (.02)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                  2.66       (4.29)         1.56         4.17          .22
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   2.59       (4.44)         1.44         4.06          .20
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized gain
                on investments--net                                  --        (.30)        (.66)       (1.92)        (.40)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   14.49    $   11.90    $   16.64    $   15.86    $   13.72
                                                              =========    =========    =========    =========    =========

Total Investment Return**

                Based on net asset value per share            21.76%+++     (26.75%)        9.45%       32.50%        1.45%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets

                Expenses                                         2.21%*        2.17%        2.17%        2.62%        2.51%
                                                              =========    =========    =========    =========    =========
                Investment loss--net                           (1.18%)*      (1.05%)       (.78%)       (.80%)       (.11%)
                                                              =========    =========    =========    =========    =========

Supplemental Data

                Net assets, end of period (in thousands)      $ 127,765    $ 115,748    $ 162,316    $  67,062    $  59,736
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               41.81%       73.90%       98.94%      153.48%       52.89%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Financial Highlights (continued)
                                                                                      Class C

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                               July 31,           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

                Net asset value, beginning of period          $   11.88    $   16.61    $   15.84    $   13.70    $   13.91
                                                              ---------    ---------    ---------    ---------    ---------
                Investment loss--net++                            (.08)        (.15)        (.12)        (.12)        (.02)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                  2.66       (4.27)         1.55         4.18          .21
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   2.58       (4.42)         1.43         4.06          .19
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized gain
                on investments--net                                  --        (.31)        (.66)       (1.92)        (.40)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   14.46    $   11.88    $   16.61    $   15.84    $   13.70
                                                              =========    =========    =========    =========    =========

Total Investment Return**

                Based on net asset value per share            21.72%+++     (26.73%)        9.38%       32.55%        1.38%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets

                Expenses                                         2.23%*        2.19%        2.19%        2.65%        2.55%
                                                              =========    =========    =========    =========    =========
                Investment loss--net                           (1.19%)*      (1.07%)       (.79%)       (.84%)       (.15%)
                                                              =========    =========    =========    =========    =========

Supplemental Data

                Net assets, end of period (in thousands)      $  75,926    $  67,233    $  80,227    $  37,475    $  32,543
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               41.81%       73.90%       98.94%      153.48%       52.89%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Financial Highlights (continued)
                                                                                    Class I+++++

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                               July 31,           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

                Net asset value, beginning of period          $   12.38    $   17.12    $   16.20    $   14.13    $   14.18
                                                              ---------    ---------    ---------    ---------    ---------
                Investment income (loss)--net++                   (.01)       --++++          .03       --++++          .15
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                  2.78       (4.42)         1.62         4.33          .22
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   2.77       (4.42)         1.65         4.33          .37
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized gain
                on investments--net                                  --        (.32)        (.73)       (2.26)        (.42)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   15.15    $   12.38    $   17.12    $   16.20    $   14.13
                                                              =========    =========    =========    =========    =========

Total Investment Return**

                Based on net asset value per share            22.37%+++     (25.92%)       10.56%       34.01%        2.57%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets

                Expenses                                         1.16%*        1.12%        1.10%        1.47%        1.41%
                                                              =========    =========    =========    =========    =========
                Investment income (loss)--net                   (.12%)*       (.01%)         .19%       (.01%)         .98%
                                                              =========    =========    =========    =========    =========

Supplemental Data

                Net assets, end of period (in thousands)      $  69,722    $  59,125    $  72,570    $   3,770    $     369
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               41.81%       73.90%       98.94%      153.48%       52.89%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003


Financial Highlights (concluded)
                                                                                                                Class R

The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                       Feb. 4, 2003++
                                                                                                              to July 31,
Increase (Decrease) in Net Asset Value:                                                                           2003
Per Share Operating Performance

                Net asset value, beginning of period                                                              $   11.81
                                                                                                                  ---------
                Investment income--net++++                                                                              .02
                Realized and unrealized gain on investments--net                                                       2.76
                                                                                                                  ---------
                Total from investment operations                                                                       2.78
                                                                                                                  ---------
                Net asset value, end of period                                                                    $   14.59
                                                                                                                  =========

Total Investment Return**

                Based on net asset value per share                                                                23.54%+++
                                                                                                                  =========

Ratios to Average Net Assets

                Expenses                                                                                             1.65%*
                                                                                                                  =========
                Investment loss--net                                                                                (.61%)*
                                                                                                                  =========

Supplemental Data

                Net assets, end of period (in thousands)                                                          $       6
                                                                                                                  =========
                Portfolio turnover                                                                                   41.81%
                                                                                                                  =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Fund (the "Fund") is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Program's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Program's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Program.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Notes to Financial Statements (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Expenses--Certain expenses have been allocated to the individual funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Program.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Notes to Financial Statements (continued)


For the six months ended July 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                     FAMD             MLPF&S

Class A                              $981            $15,340
Class I                              $ 10            $   149



For the six months ended July 31, 2003, MLPF&S received contingent deferred sales charges of $136,606 and $7,724 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of July 31, 2003, the Fund lent securities with a value of $13,603,999 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended July 31, 2003, MLIM, LLC received $8,915 in securities lending agent fees.

In addition, MLPF&S received $90,602 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the six months ended July 31, 2003, the Fund reimbursed MLIM
$3,364 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2003 were $113,368,281 and $131,546,110, respectively.

Net realized losses for the six months ended July 31, 2003 and net unrealized gains as of July 31, 2003 were as follows:


                                        Realized         Unrealized
                                          Losses              Gains

Long-term investments            $  (16,768,934)    $    21,285,250
                                 ---------------    ---------------
Total                            $  (16,768,934)    $    21,285,250
                                 ===============    ===============


As of July 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $13,408,286, of which $39,723,968 related to appreciated securities and $26,315,682 related to depreciated securities. At July 31, 2003, the aggregate cost of investments for Federal income tax purposes was $388,560,169.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $(10,874,666) and $37,995,068 for the six months ended July 31, 2003 and the year ended January 31, 2003, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the
Six Months Ended                                             Dollar
July 31, 2003++                           Shares             Amount

Shares sold                              570,614     $    7,472,028
Automatic conversion of shares           389,186          5,162,261
                                   -------------     --------------
Total issued                             959,800         12,634,289
Shares redeemed                        (392,493)        (5,225,375)
                                   -------------     --------------
Net increase                             567,307     $    7,408,914
                                   =============     ==============


++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Notes to Financial Statements (continued)



Class A Shares for the Year                                  Dollar
Ended January 31, 2003++                  Shares             Amount

Shares sold                            1,144,133     $   17,493,339
Automatic conversion of shares           339,530          5,078,735
Shares issued to shareholders
  in reinvestment of distributions        60,450            779,799
                                   -------------     --------------
Total issued                          1,544,113          23,351,873
Shares redeemed                      (1,106,276)       (15,472,902)
                                   -------------     --------------
Net increase                             437,837     $    7,878,971
                                   =============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the
Six Months Ended                                             Dollar
July 31, 2003                             Shares             Amount

Shares sold                              553,156     $    7,302,047
Automatic conversion of shares         (402,605)        (5,162,261)

Shares redeemed                      (1,056,796)       (13,264,629)
                                   -------------     --------------
Net decrease                           (906,245)     $ (11,124,843)
                                   =============     ==============



Class B Shares for the Year                                  Dollar
Ended January 31, 2003                    Shares             Amount

Shares sold                            3,462,321     $   52,641,677
Shares issued to shareholders
  in reinvestment of distributions       233,947          2,936,025
                                   -------------     --------------
Total issued                           3,696,268         55,577,702
Automatic conversion of shares         (348,833)        (5,078,735)
Shares redeemed                      (3,379,906)       (45,358,371)
                                   -------------     --------------
Net increase (decrease)                 (32,471)     $    5,140,596
                                   =============     ==============



Class C Shares for the
Six Months Ended                                             Dollar
July 31, 2003                             Shares             Amount

Shares sold                              272,064     $    3,594,190
Shares redeemed                        (680,741)        (8,657,378)
                                   -------------     --------------
Net decrease                           (408,677)     $  (5,063,188)
                                   =============     ==============



Class C Shares for the Year                                  Dollar
Ended January 31, 2003                    Shares             Amount

Shares sold                            2,555,721     $   39,217,666
Shares issued to shareholders
  in reinvestment of distributions      133,726           1,675,585
                                   -------------     --------------
Total issued                          2,689,447          40,893,251
Shares redeemed                      (1,860,313)       (24,805,121)
                                   -------------     --------------
Net increase                             829,134     $   16,088,130
                                   =============     ==============



Class I Shares for the
Six Months Ended                                             Dollar
July 31, 2003++                           Shares             Amount

Shares sold                              570,061     $    7,805,790
Shares redeemed                        (743,445)        (9,907,563)
                                   -------------     --------------
Net decrease                           (173,384)     $  (2,101,773)
                                   =============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended January 31, 2003++                  Shares             Amount

Shares sold                            4,805,105     $   72,268,015
Shares issued to shareholders
  in reinvestment of distributions       103,179          1,339,256
                                   -------------     --------------
Total issued                           4,908,284         73,607,271
Shares redeemed                      (4,370,384)       (64,719,900)
                                   -------------     --------------
Net increase                             537,900     $    8,887,371
                                   =============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the
Period February 4, 2003++ to                                 Dollar
July 31, 2003                             Shares             Amount

Shares sold                                  431     $        6,235
Shares redeemed                              (1)               (11)
                                   -------------     --------------
Net increase                                 430     $        6,224
                                   =============     ==============

++Commencement of operations.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended July 31, 2003.


6. Capital Loss Carryforward:
On January 31, 2003, the Fund had a net capital loss carryforward of $3,136,600, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Robert C. Doll, Jr., Senior Vice President
R. Elise Baum, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH MID CAP VALUE FUND, JULY 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Mid Cap Value Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Fund


Date: September 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Mid Cap Value Fund


Date: September 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Fund


Date: September 23, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.